Exhibit 99.2

Acquisition of Intellibed August 2022

2 Except for statements of historical fact, information contained in this presentation may constitute "forward - looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements reflect the cur rent views of Purple Innovation, Inc. (the "Company") about future events and are subject to risks, uncertainties, assumptions and changes in circ ums tances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward - looking stateme nt. In some cases, you can identify forward - looking statements by terminology such as “may,” “will,” “plan,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe” and similar expressions and variations thereof. Forward - looking statements include statements regarding the Company’s future ope rating results, market position, strategy and plans, and expectations for future operations. These forward - looking statements are subject to a number o f risks, uncertainties and assumptions. The known risks, uncertainties and factors are described in detail under the caption “Risk Factors” in the Form 10 - K, 10 - Qs and other documents the Company has filed with the Securities and Exchange Commission (the “SEC”). Many of these risks and uncertaintie s h ave been, and will be, exacerbated by the COVID - 19 pandemic and any worsening of the global business and economic environment as a result. These forwar d - looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to revise or update any forward - looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company bel ieves such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accu rac y of, and has not independently verified, such information. Adjusted EBITDA is a non - GAAP financial measure that removes the impact of certain non - cash and non - recurring costs. Management believes that the use of such non - GAAP financial measure provides investors with additional useful information with respect to the impact of various a djustments, which we view as a better measure of our operating performance. The description of the merger is subject to the terms of the merger agreement, as filed with the SEC. Disclaimer ACQUISITION OF INTELLIBED | AUGUST 2022

ACQUISITION OF INTELLIBED | AUGUST 2022 Transaction Overview (1) If the closing price of Purple’s common stock does not exceed $5.00 per share for at least ten trading days in a 30 - trading day period at any time during the period from 6 months to 18 months after closing, Purple will issue an aggregate of 1.5 million additional shares as merger consideration. Target Overview  Intellibed is a fast - growing luxury gel - based mattress manufacturer that is primarily distributed in the wholesale channel with Mattress Firm as its largest customer  Company has held licenses to certain gel technology from Purple since 1998 Purchase Price  Purple to acquire Intellibed for 8M shares (1) ($24.7M using share price of $3.0887) Financing  All stock consideration  Cash free, debt free basis. Subject to routine closing adjustments including working capital and net debt adjustments. Financial Impact  Non - dilutive to earnings per share  Lowers debt ratios Closing  Simultaneous sign and close effective August 31 , 2022

ACQUISITION OF INTELLIBED | AUGUST 2022

INTELLIbed

Intellibed Overview



Intellibed is a ~$50M Revenue luxury sleep and health wellness company offering therapeutic mattresses scientifically designed for maximum back support, spinal alignment, and pressure point relief



Headquarters: Salt Lake City, Utah

Premium Product Offering: Mattresses (97% of sales), Bases (2% of sales), and Other (1% of sales)(1)

Distribution Channels: Primarily Wholesale with 636 doors(2), complemented by DTC business

Customer Profile: Luxury customers with expected budget of $1,500 – $7,000

Well-Invested Manufacturing Facility: Three operating production lines

Team Members: 59 full-time employees


DTC
10%
Wholesale
90%

Sales by Channel (2021)

(1) Other represents Pillows, Sheets, Mattress Protectors, Toppers and various other products.
(2) 3/31/22 door count, pro forma for doors planned to be exited after discontinuation of Sleepy's products later this year. Intellibed door count includes doors that are currently overlapping doors with Purple.

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purple

ACQUISITION OF INTELLIBED | AUGUST 2022

Strong Strategic Rationale for Combination to Grow the Gel Category

Elevate & Strengthen Product Offering

- **Purple + Intellibed better positioned to grow gel category** by offering more complete, top to bottom product range that can grow the most interesting premium category for wholesale customers
- **Gain market share** in premium mattress core
- **Secure control** over our differentiated product offering

Purple Premium $1.3K – $3.8K → **Intellibed Luxury** $1.7K – $7.0K+

Enhance Purple Capabilities

- **Unifying IP provides unlimited flexibility** for future innovation
- **Add to innovation pipeline** with Sleep Genius adjustable bases purple + INTELLIbed

Expand Distribution Ecosystem

- **Scale wholesale** with high-performing partners
- **Enhance luxury product range within Purple showrooms**
- Intellibed benefits from Purple's **strong DTC capabilities**

2,500+

Potential new wholesale door expansion opportunity for Intellibed mattress models via future placement with existing Purple retailers, net of overlapping stores(1)

Enhance Financial Profile

- **Enhances growth potential and is accretive** to earnings, margins, and free cash flow
- Generates attractive **revenue and cost synergies**
- **Credit enhancing** – lowers debt ratios


Purple
Purple + Intellibed

(1) Potential door placement opportunity may be higher pending final review of overlap with existing doors.

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purple

ACQUISITION OF INTELLIBED | AUGUST 2022

Elevate Product Offering with Highly Complementary Products

Intellibed mattress models target higher, luxury price points versus Purple's existing offerings and will be a natural step-up extension of Purple's product line allowing the Company to compete in the luxury category


Entry Level
~15% Market $ Share
"Original Purple"
$999 – $1,899
Purple entry models
Premium
~55% Market $ Share
GelFlex Grid Hybrids
$1,999 – $4,000
GelMatrix Hybrids
$2,199 – $4,100
Line extension with additional SKUs to capture wider consumer preferences
Luxury
~30% Market $ Share
GelMatrix Hybrids
$5,000+
Luxury top end where Purple currently does not play
Purple Brand Elevation and Extension

Note: Product brand positioning and future price points for model lines still under development.

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purple

• Acquisition of Intellibed | July 2022 Enhances Purple’s Mattress and Non - Mattress Capabilities to Grow the Gel Category ACQUISITION OF INTELLIBED | AUGUST 2022 Unified IP Provides Future Product Flexibility The combined Company reunites proprietary IP and allows for unlimited flexibility for future gel - based product innovations

ACQUISITION OF INTELLIBED | AUGUST 2022

Immediate Expansion in Wholesale Distribution Ecosystem and Purple Owned Stores

Strengthens Purple's position in the wholesale channel and provides for more offerings at Purple owned retail stores

Expansion Opportunity: 2,500+ potential new wholesale door expansion opportunity for Intellibed mattress models via future placement with existing Purple retailers, net of overlapping stores[1]

Purple + Intellibed Better Positioned to Grow Gel Category: More complete, top to bottom product range *powered by the Purple brand* can help develop the most interesting premium mattress category for wholesale customers and drive increased average ticket sizes

Consumer Interest in Mattress Type[2]


7.0%
18.0%
Consumers Who Own Gel Matrix Product Today
Interest in Gel Matrix if Buying New Mattress Today

Increased Exposure: Utilizing the marketing capabilities of Purple to further expand beyond Intellibed's current consumers

(1) Potential door placement opportunity may be higher pending final review of overlap with existing doors.
(2) KeyBanc report.

Enhanced Offerings at Purple Owned Stores


INTELLIBED

Intellibed
High margin mattress up-sell product

Sleep Genius
Complementary innovative bases

purple

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9 Highly Attractive Financial Profile ACQUISITION OF INTELLIBED | AUGUST 2022 Enhances Purple’s growth potential and is accretive to earnings, margins and free cash flow with strong cost and revenue synergies Revenue Synergies: – Increased placement at new and existing wholesale doors driving productivity – Increased product range for customers in Purple - owned stores – Intellibed benefits from Purple’s strong DTC capabilities – Increased marketing support to grow Intellibed line and Sleep Genius bases Cost Synergies: – Improved product formulation options with ownership of full IP – Sourcing and procurement benefits – Future efficiencies in manufacturing and distribution and benefits from scale – Operating expenses – Lowers debt ratios + Strengthens revenue base + Non - dilutive to earnings Acquisition Improves Purple’s 2022 Financial Position

ACQUISITION OF INTELLIBED | AUGUST 2022

Going Forward Stronger Together as a Combined Company: Complementary Combination to Grow the Gel Category

	purple	INTELLIbed	purple + INTELLIbed
Elevate & Strengthen Product Offering	• #1 player in gel grid category and exclusive owner of highly differentiated gel grid technology IP • 220+ granted or pending patents	• Licensee to certain gel grid technology rights from Purple	• Purple + Intellibed better positioned to grow gel category with more complete, top to bottom gel product range for wholesale customers • Full ownership of complete range of gel products • Ability for increased flexibility and innovation in product formulations
High Margin Premium / Luxury Products	• Premium price point ($1.3K - $3.8K)	• Luxury price point ($1.7K - $7.0K+)	• Broader range of premium products • Intellibed is a complementary up-sell to Purple's existing product line
Strong Customer Perception[(1)]	• 4.3 / 5 (MattressFirm.com) • 74 / 100 (Goodbed.com)	• 4.6 / 5 (MattressFirm.com) • 83 / 100 (Goodbed.com)	• Stronger portfolio with higher average customer ratings
Geographically & Culturally Complementary	• Headquartered in Lehi, UT	• Headquartered in Salt Lake City, UT	• Geographically complementary • Unified belief in the strength and future of the Purple brand, evidenced by the transaction's all-stock consideration

(1) Customer ratings as of 22-Aug-22.

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purple

ACQUISITION OF INTELLIBED | AUGUST 2022

Going Forward Stronger Together as a Combined Company: Enhanced Capabilities to Grow the Gel Category

	purple	INTELLIbed	purple + INTELLIbed
Increased Mattress & Non-mattress Offerings	• 1 Mattress Family	• 2 Key Mattress Family Lines • Sleep Genius base technology	• Broader range of gel mattress offerings • Gains strong base technology for potential use on all mattress families
Wholesale Distribution	• ~3,200 stores as of June 2022	• ~636 stores(1)	• Deeper national wholesale distribution coverage • Enhanced trade-up options for retailers
Owned Stores	• 40 owned retail locations as of June 2022	• 1 owned store	• Increased product range for customers in Purple owned stores
Manufacturing Scale & Technology	• 3 Facilities • Injection molding	• 1 Facility • Screed molding	• Increased capabilities • Broader gel grid technology opportunities
Marketing	• Years of Purple brand development • Strong commitment to brand marketing	• Run with minimal marketing budget	• Better in Purple family, leverages strong brand and marketing spend • Unified marketing campaign "Intellibed – Powered by Purple"

(1) 3/31/22 door count, pro forma for doors planned to be exited after discontinuation of Sleepy's products later this year. Intellibed door count includes doors that are currently overlapping doors with Purple.

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purple

Thank You